UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 16, 2013

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One AMD Place

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2013, Advanced Micro Devices, Inc. (the “Company”) adopted revised guidelines for usage of aircraft chartered by the Company (“Company-Provided Aircraft”) and commercial travel (the “Guidelines”). Generally, the Guidelines provide a framework for the use of a Company-Provided Aircraft for the Company’s Chief Executive Officer, other executive officers and senior vice presidents and members of the Company’s Board of Directors.

As revised, the Guidelines eliminate “tax gross-up” payments to cover any individual income taxes incurred for use of Company-Provided Aircraft or commercial travel. Further, the Guidelines limit the use of a Company-Provided Aircraft to business trips, as more fully set forth in the Guidelines. Any use of a Company-Provided Aircraft, or any exceptions to the Guidelines, must be approved in advance by the Company’s Chief Executive Officer or Chief Financial Officer.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 16, 2013, the Company held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). To allow additional time for stockholders to vote on Proposal No. 3, a proposed amendment and restatement of the Company’s 2004 Equity Incentive Plan described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2013 (the “Proxy”), the Annual Meeting with respect to such proposal was adjourned until 12:00 p.m., Pacific Time, on Thursday, May 30, 2013, at the Company’s offices at One AMD Place, Sunnyvale, California.

This Current Report on Form 8-K will be amended to report the final voting results on Proposal No. 3 once such final results are received by the Company. The final voting results for each of the remaining proposals submitted to a vote of stockholders at the Annual Meeting, each of which is described in detail in the Proxy, are set forth below.

Proposal No. 1: Election of Directors. The following individuals were elected to the Company’s Board of Directors:

Nominee	For	Against	Abstain	Broker Non-votes
Bruce L. Claflin	286,410,734	6,949,290	3,204,903	198,144,867
W. Michael Barnes	286,522,969	6,719,856	3,322,102	198,144,867
John E. Caldwell	284,441,933	8,718,771	3,404,223	198,144,867
Henry WK Chow	286,471,182	6,672,186	3,421,559	198,144,867
Nicholas M. Donofrio	267,048,844	26,048,726	3,467,357	198,144,867

H. Paulett Eberhart	269,032,289	24,137,632	3,395,006	198,144,867
Martin L. Edelman	283,851,948	9,106,375	3,606,604	198,144,867
John R. Harding	283,866,815	9,025,106	3,673,006	198,144,867
Rory P. Read	284,458,379	8,937.486	3,169,062	198,144,867
Ahmed Yahia	284,173,564	9,102,855	3,288,508	198,144,867

Proposal No. 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

For	Against	Abstain	Broker Non-Votes
477,030,856	13,396,099	4,282,839	—

Proposal No. 4: Approval on a Non-Binding, Advisory Basis of the Compensation of our Named Executive Officers (“Say-on-Pay”). The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy.

For	Against	Abstain	Broker Non-Votes
254,434,424	37,948,379	4,182,124	198,144,867

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2013	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Faina Roeder
	Name:	Faina Roeder
	Title:	Assistant Secretary

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